EXHIBIT 99.1

HORIZON KINETICS HOLDING CORPORATION REPORTS THIRD QUARTER RESULTS

Highlights for the quarter ended September 30, 2026:

•
Management and advisory fees were $17.8 million for each of the three months ended September 30, 2026 and 2025. The quarter included a 26% increase in revenues from the Company's exchange-traded funds (ETFs). Management and advisory fees from separately managed accounts (SMAs) grew 2.0% for the quarter and 4.3% year-to-date.
•
Operating income was $1.8 million (GAAP presentation) and $4.3 million advisor only presentation (Non-GAAP) for the quarter ended September 30, 2026 reflecting the Company's core asset management operations.
•
Net income (loss) attributable to Horizon Kinetics Holding Corporation was a net loss of $18.4 million, or $0.98 per common share, and net income of $35.8 million, or $1.92 per share, for the three and nine months ended September 30, 2026, respectively. The net loss for the quarter was the result of unrealized declines in the fair value of certain key investment holdings, including those at consolidated investment products, while the year-to-date period continued to reflect unrealized gains at those same investment holdings.
•
Assets under management (AUM) was $10.0 billion as of September 30, 2026, a decrease of 7.3% from June 30, 2026. AUM remains higher than the beginning of the year value of $9.6 billion, reflecting an increase of 3.9% from December 31, 2025.
•
Board of Directors declared a $0.13 per share dividend.
•
The Company’s Board of Directors authorized a $25.0 million share repurchase program.

New York, NY – November 12, 2026

Horizon Kinetics Holding Corporation (the “Company” or “HKHC”) (OTCQX: HKHC) reported financial results for its third quarter of 2026.

The Company's management and advisory fees increased by 0.3% for the third quarter of 2026 and were down 1.2% for the year-to-date period. The Company continued to experience growth from our Inflation Beneficiaries ETF, whose revenues increased 26% for the quarter and 30% for the year-to-date period. However, these increases were more than offset by decreased revenues from our mutual funds. The Company also reported revenue increases of 2.0% for the quarter and 4.3% for the year-to-date period from separately managed accounts.

The Company's AUM was $10.0 billion, an increase of 3.9% for the year-to-date period primarily due to the increase in market value of Texas Pacific Land Corporation ("TPL"), which increased 13.4% year-to-date. The impact of the TPL increase was partially offset by decreases in bitcoin-related holdings. The Company has also experienced net outflows for the year-to-date period primarily from redemptions from private funds holding shares of Miami International Holdings, Inc., which were generally expected due to the expiration of restrictions following its IPO during 2025.

The Company’s total operating expenses increased $1.3 million, or 8.9%, during the third quarter as a result of higher general and administrative expenses associated with the commencement of new replacement office leases, which includes an impairment of the right-of-use asset and a period of overlapping lease terms associated with our New York location. These increased costs were partially offset by lower variable compensation.

As described in the advisor only presentation (Non-GAAP), HKHC shareholders experienced declines from a $19.8 million net loss from equity in earnings of private funds, $19.5 million of unrealized losses, net, from investments, offset with $3.8 million of unrealized gains from digital asset holdings for the three months ended September 30, 2026. These results partially offset significant unrealized gains from the first and second quarters and have resulted in total other income of $20.5 million for the nine months ended September 30, 2026.

On November 11, 2026, the Company's Board of Directors declared a cash dividend of $0.13 per share, payable on December 10, 2026, to shareholders of record as of the close of business on November 23, 2026. Also, the Company’s Board of Directors announced today that the Board of Directors have unanimously approved a 3-year stock repurchase program ("Program") under which the Company may repurchase up to $25 million of the Company's outstanding common stock. Purchases under the Program may be made through a combination of open market purchases in compliance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, block trades, privately negotiated transactions or other transactions in the discretion of the Company. The Company may also, from time to time, enter into Rule 10b5-1 plans to facilitate repurchases under this authorization. The volume, price, timing and manner of any repurchases will be determined at the Company's discretion, subject to general market conditions and regulatory factors. The Program does not obligate the Company to repurchase any specific amount of common stock and may be modified, suspended or discontinued at any time without notice at the discretion of the Company. The Company expects to fund the Program from existing cash and cash equivalents.

Conference Call

Peter Doyle and Steve Bregman, Co-Chief Executive Officers, and Mark Herndon, Chief Financial Officer, will host a conference call on Tuesday, November 17, 2026 at 4:15 pm EST. You may register for the conference call by clicking on the following link:

Tuesday, November 17, 2026 4:15 pm EST

Online Webinar: REGISTER HERE

Phone Access: +1 (213) 929-4212 Access Code: 608-746-624

Only online participants can submit questions during the Webinar.

HORIZON KINETICS HOLDING CORPORATION

Condensed Consolidated Statements of Operations (Unaudited)

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025

Revenue:
Management and advisory fees	$17,813	$17,764	$54,826	$55,465
Other income and fees	217	129	533	345
Total revenue	18,030	17,893	55,359	55,810

Operating expenses:
Compensation and related employee benefits	7,090	7,685	29,698	24,718
Sales, distribution and marketing	3,606	3,774	12,389	12,048
Depreciation and amortization	217	199	608	917
General and administrative expenses	3,980	2,520	9,479	7,728
Expenses of consolidated investment products	1,379	766	2,794	2,078
Total operating expenses	16,272	14,944	54,968	47,489

Operating income (loss)	1,758	2,949	391	8,321

Other income (expense):
Equity earnings, net	(5,815)	(2,033)	2,508	(3,543)
Interest and dividends	483	530	1,349	1,475
Other income (expense)	(34)	(290)	6,034	(530)
Investment and other income (losses) of consolidated investment products, net	(54,002)	129,399	23,345	184,133
Interest and dividend income of consolidated investment products	1,609	1,627	4,912	6,418
Unrealized gain (loss) on digital assets, net	3,780	1,260	(491)	2,908
Realized gain (loss) on investments, net	31	32	437	2,229
Unrealized gain (loss) on investments, net	(19,495)	(7,046)	8,651	(8,734)
Total other income (expense), net	(73,443)	123,479	46,745	184,356

Income (loss) from continuing operations before provision for income taxes	(71,685)	126,428	47,136	192,677
Income tax (expense) benefit	12,483	10,370	(11,014)	3,840
Income (loss) from continuing operations, net of tax	(59,202)	136,798	36,122	196,517
Income (loss) from discontinued operations, net of tax	-	(63)	-	(1,300)
Net income (loss)	$(59,202)	$136,735	$36,122	$195,217
Less: net income (loss) attributable to redeemable noncontrolling interests	40,852	(129,500)	(319)	(175,630)
Net income (loss) attributable to Horizon Kinetics Holding Corporation	$(18,350)	$7,235	$35,803	$19,587

Basic and diluted net income (loss) per common shares:
Net income (loss) from continuing operations	$(0.98)	$0.39	$1.92	$1.12
Net (loss) from discontinued operations	$-	$(0.00)	$-	$(0.07)

Net income (loss) attributable to Horizon Kinetics Holding Corporation	$(0.98)	$0.39	$1.92	$1.05

Weighted average shares outstanding:
Basic and diluted	18,635	18,635	18,635	18,635

HORIZON KINETICS HOLDING CORPORATION

Condensed Consolidated Statements of Financial Condition

(in thousands)

	September 30,	December 31,
	2026	2025
	(Unaudited)
Assets
Cash and cash equivalents	$36,417	$36,884
Fees receivable, net	6,794	6,575
Investments, at fair value	86,346	76,535
Assets of consolidated investment products
Cash and cash equivalents	37,814	45,493
Investments, at fair value	1,522,799	1,708,395
Other assets	6,338	9,517
Other investments	23,787	21,032
Operating lease right-of-use assets	22,286	6,382
Property and equipment, net	1,560	395
Prepaid expenses and other assets	11,328	8,603
Due from affiliates	1	10
Digital assets	12,034	12,509
Intangible assets, net	40,589	41,108
Goodwill	23,373	23,373
Total assets	$1,831,466	$1,996,811

Liabilities, Noncontrolling Interests, and Shareholders’ Equity
Liabilities:
Accounts payable, accrued expenses and other	$8,708	$12,149
Accrued third party distribution expenses	349	578
Deferred revenue	27	66
Liabilities of consolidated investment products
Accounts payable and accrued expenses	16,198	1,596
Other liabilities	3,682	735
Deferred tax liability, net	75,578	66,345
Due to affiliates	7,597	7,689
Operating lease liability	25,325	8,248
Total liabilities	137,464	97,406

Commitments and contingencies

Redeemable noncontrolling interests	1,326,291	1,560,452

Shareholders' equity
Preferred stock, no par value, authorized 20,000 shares; no shares issued and outstanding	-	-
Common stock; $0.10 par value, 50,000 shares authorized; 18,635 shares issued and outstanding, net of 1 share treasury stock at September 30, 2026 and December 31, 2025, respectively	1,864	1,864
Additional paid-in capital	39,243	39,243
Retained earnings	326,604	297,846
Total shareholders’ equity	367,711	338,953
Total liabilities, noncontrolling interests, and shareholders’ equity	$1,831,466	$1,996,811

Additional Information about our performance

The Company consolidates certain private funds in order for the condensed consolidated financial statements to conform with generally accepted accounting principles. As a result, the assets and liabilities of the applicable consolidated funds are presented on the Company’s consolidated statements of financial condition. Additionally, an amount that represents the interests of the Company’s clients’ in these consolidated private funds will be presented as redeemable noncontrolling interests on the Company’s consolidated statements of financial condition. The investment income (losses), other income (losses) and the expenses of the consolidated investment products will be presented within the Company’s consolidated statements of operations. Additionally, an amount that represents the net income attributable to redeemable noncontrolling interests as well as the net income (loss) attributable to Horizon Kinetics Holding Corporation will be presented on the Company’s condensed consolidated statement of operations.

Consolidated Investment Products (“CIPs”) consist of certain private investment funds which are sponsored by the Company. The Company has no right to the CIPs’ assets, other than its direct equity investments in them and investment management and other fees earned from them. The liabilities of the CIPs have no recourse to the Company’s assets beyond the level of its direct investment, therefore the Company bears no other risks associated with the CIPs’ liabilities.

As indicated in the additional information presented in the tables below there are several notable presentational differences as a result of the consolidation of the CIPs:

•
Management and advisory fees, including incentive fees, from CIPs are eliminated from consolidated revenues. Accordingly, our presentation without the CIPs reflects higher revenues for the three- and nine-month periods than the GAAP presentation. There was management and advisory fee growth of $16.7 million, a 27% increase, for the nine months ended September 30, 2026. This increase is primarily the result of the $18.1 million of incentive fees recorded in the first quarter of 2026 related to certain private funds that held Miami International Holdings, Inc. and the expiration of certain trading restrictions associated with that position.

•
The equity in earnings of private funds which results primarily from CIPs that are eliminated from the consolidated presentation is included within the investment results of the CIPs. Accordingly, our presentation without the CIPs reflects an increased level of equity earnings that presents an increase in the value of our holdings within the CIPs.

•
Shareholders’ equity and net income attributable to Horizon Kinetics Holding Corporation are not impacted by the consolidation process.

•
The Statement of Financial Condition without the consolidation of private funds presents lower total assets as a result of excluding the assets held by the CIPs as well as the associated redeemable noncontrolling interests, which represents our clients’ interests in these funds. As of September 30, 2026, the Company holds economic interests of $219.5 million in the CIPs, which is reflected in Other Investments in the advisor only (Non-GAAP) condensed consolidated statements of financial condition.

HORIZON KINETICS HOLDING CORPORATION

Condensed Consolidated Statements of Operations (Unaudited)

(in thousands)

	Advisor Only Statement of Operations (Non-GAAP)
	Three Months Ended September 30,		For the Nine Months Ended September 30,
	2026	2025	2026	2025
Revenue:
Management and advisory fees	$18,926	$19,561	$77,927	$61,240
Other income and fees	217	129	533	345
Total revenue	19,143	19,690	78,460	61,585

Operating expenses:
Compensation and related employee benefits	7,090	7,685	29,698	24,718
Sales, distribution and marketing	3,606	3,774	12,389	12,048
Depreciation and amortization	217	199	608	917
General and administrative expenses	3,980	2,540	9,479	7,792
Expenses of consolidated investment products	-	-	-	-
Total operating expenses	14,893	14,198	52,174	45,475

Operating income (loss)	4,250	5,492	26,286	16,110

Other income (expense):
Equity in earnings of private funds, net	(19,848)	(3,050)	4,551	3,589
Interest and dividends	483	530	1,349	1,475
Other income (expense)	(34)	(290)	6,034	(530)
Investment and other income (losses) of consolidated investment products, net	-	-	-	-
Interest and dividend income of consolidated investment products	-	-	-	-
Unrealized (loss) gain on digital assets, net	3,780	1,260	(491)	2,908
Realized gain (loss) on investments, net	31	32	437	2,229
Unrealized gain (loss) on investments, net	(19,495)	(7,046)	8,651	(8,734)
Total other income (expense), net	(35,083)	(8,564)	20,531	937

Income before provision for income taxes	(30,833)	(3,072)	46,817	17,047

Income tax (expense) benefit	12,483	10,370	(11,014)	3,840
Net Income (loss) from continuing operations, net of tax	(18,350)	7,298	35,803	20,887
Net Income (loss) from discontinued operations, net of tax	-	(63)	-	(1,300)
Net income (loss)	$(18,350)	$7,235	$35,803	$19,587
Less: net income attributable to redeemable noncontrolling interests	-	-	-	-

Net income attributable to Horizon Kinetics Holding Corporation	$(18,350)	$7,235	$35,803	$19,587

Basic and diluted net income (loss) per common shares:
Net income (loss)	$(0.98)	$0.39	$1.92	$1.05

Weighted average shares outstanding:
Basic and diluted	18,635	18,635	18,635	18,635

	Nine months ended September 30, 2026
	Consolidated Company Entities	Consolidated Investment Products	Eliminations	Consolidated
Revenue:
Management and advisory fees	$77,927	$-	$(23,101)	$54,826
Other income and fees	533	-	-	533
Total revenue	78,460	-	(23,101)	55,359

Operating expenses:
Compensation and related employee benefits	29,698	-	-	29,698
Sales, distribution and marketing	12,389	-	-	12,389
Depreciation and amortization	608	-	-	608
General and administrative expenses	9,479	-	-	9,479
Expenses of consolidated investment products	-	2,730	64	2,794
Total operating expenses	52,174	2,730	64	54,968

Operating income	26,286	(2,730)	(23,165)	391

Other income (expense):
Equity in earnings of private funds, net	4,551	-	(2,043)	2,508
Interest and dividends	1,349	-	-	1,349
Other income (expense)	6,034	-	-	6,034
Investment and other income (losses) of consolidated investment products, net	-	18,315	5,030	23,345
Interest and dividend income of consolidated investment products	-	4,912	-	4,912
Unrealized gain (loss) on digital assets, net	(491)	-	-	(491)
Realized gain (loss) on investments, net	437	-	-	437
Unrealized gain (loss) on investments net	8,651	-	-	8,651
Total other income (expense), net	20,531	23,227	2,987	46,745

Income (loss) before provision for income taxes	46,817	20,497	(20,178)	47,136

Income tax (expense) benefit	(11,014)	-	-	(11,014)

Net income (loss)	$35,803	$20,497	$(20,178)	$36,122
Less: net income (loss) attributable to redeemable noncontrolling interests	-	(18,373)	18,054	(319)

Net income (loss) attributable to Horizon Kinetics Holding Corporation	$35,803	$2,124	$(2,124)	$35,803

HORIZON KINETICS HOLDING CORPORATION

Condensed Consolidated Statements of Financial Condition (Unaudited)

(in thousands)

	Advisor Only Statement of Financial Condition (Non-GAAP)
	September 30,	December 31,
	2026	2025
Assets
Cash and cash equivalents	$36,417	$36,884
Fees receivable	8,023	8,154
Investments, at fair value	86,346	76,535
Assets of consolidated investment products
Cash and cash equivalents	-	-
Investments, at fair value	-	-
Other assets	-	-
Other investments	243,329	220,065
Operating lease right-of-use assets	22,286	6,382
Property and equipment, net	1,560	395
Prepaid expenses and other assets	11,328	8,603
Due from affiliates	10	20
Digital assets	12,034	12,509
Intangible assets, net	40,589	41,108
Goodwill	23,373	23,373
Total Assets	$485,295	$434,028

Liabilities, Noncontrolling Interests, and Shareholders’ Equity
Liabilities:
Accounts payable, accrued expenses and other	$8,708	$12,149
Accrued third party distribution expenses	349	578
Deferred revenue	27	66
Liabilities of consolidated investment products
Accounts payable and accrued expenses	-	-
Other liabilities	-	-
Deferred tax liability, net	75,578	66,345
Due to affiliates	7,597	7,689
Operating lease liability	25,325	8,248
Total Liabilities	117,584	95,075

Commitments and contingencies

Redeemable Noncontrolling Interests	-	-

Shareholders' Equity
Preferred stock, no par value, authorized 20,000 shares; no shares issued and outstanding	-	-
Common stock; $0.10 par value, 50,000 shares authorized; 18,635 shares issued and outstanding, net of 1 share treasury stock at September 30, 2026 and December 31, 2025, respectively	1,864	1,864
Additional paid-in capital	39,243	39,243
Retained earnings	326,604	297,846
Total Shareholders’ Equity	367,711	338,953
Total Liabilities, Noncontrolling Interests, and Shareholders’ Equity	$485,295	$434,028

	September 30, 2026
	Consolidated Company Entities	Consolidated Investment Products	Eliminations	Consolidated
Assets
Cash and cash equivalents	$36,417	$-	$-	$36,417
Fees receivable, net	8,023	-	(1,229)	6,794
Investments, at fair value	86,346	-	-	86,346
Assets of consolidated investment products
Cash and cash equivalents	-	37,814	-	37,814
Investments, at fair value	-	1,522,799	-	1,522,799
Other assets	-	6,338	-	6,338
Other investments	243,329	-	(219,542)	23,787
Operating lease right-of-use assets	22,286	-	-	22,286
Property and equipment, net	1,560	-	-	1,560
Prepaid expenses and other assets	11,328	-	-	11,328
Due from affiliates	10	-	(9)	1
Digital assets	12,034	-	-	12,034
Intangible assets, net	40,589	-	-	40,589
Goodwill	23,373	-	-	23,373
Total assets	$485,295	$1,566,951	$(220,780)	$1,831,466

Liabilities, Noncontrolling Interests, and Shareholders’ Equity
Liabilities:
Accounts payable, accrued expenses and other	$8,708	$-	$-	$8,708
Accrued third party distribution expenses	349	-	-	349
Deferred revenue	27	-	-	27
Liabilities of consolidated investment products
Accounts payable and accrued expenses	-	17,436	(1,238)	16,198
Other liabilities	-	3,682	-	3,682
Deferred tax liability, net	75,578	-	-	75,578
Due to affiliates	7,597	-	-	7,597
Operating lease liability	25,325	-	-	25,325
Total liabilities	117,584	21,118	(1,238)	137,464
Commitments and contingencies

Redeemable noncontrolling interests	-	1,365,345	(39,054)	1,326,291

Equity interests	367,711	180,488	(180,488)	367,711
Total liabilities, noncontrolling interests, and shareholders’ equity	$485,295	$1,566,951	$(220,780)	$1,831,466

Non-GAAP Measures

In discussing financial results, the Company presented "advisor only" tables without the consolidation of certain private funds which is not in accordance with Generally Accepted Accounting Principles (GAAP). We use this non-GAAP financial measure internally to make operating and strategic decisions, including evaluating our overall performance and as a factor in determining compensation for certain employees. We believe presenting this non-GAAP financial measure provides additional information to facilitate comparison of our historical operating costs and their trends, and provides additional transparency on how we evaluate our financial condition and results of operations. We also believe presenting this measure allows investors to view our financial condition and results of operations using the same measure that we use in evaluating our performance and trends.

Note Regarding Forward-Looking Statements

This news release may contain "forward-looking statements" within the meaning of the federal securities laws that are intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995. "Forward-looking statements" generally can be identified by the use of forward-looking terminology such as "assumptions," "target," "guidance," “strategy,” "outlook," "plans," "projection," "may," "will," "would," "expect," "intend," "estimate," "anticipate," "believe”, "potential," or "continue" (or the negative or other derivatives of each of these terms) or similar terminology.

Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2025 and the Company's subsequent Quarterly Reports on Form 10-Q and other periodic reports filed with the Securities and Exchange Commission. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent filings with the Securities and Exchange Commission.

About Horizon Kinetics Holding Corporation

Horizon Kinetics Holding Corporation (OTCQX: HKHC) primarily offers investment advisory services through its subsidiary Horizon Kinetics Asset Management LLC (“HKAM”), a registered investment adviser. HKAM provides independent proprietary research and investment advisory services for mainly long-only and alternative value-based investing strategies. The firm’s offices are located in New York City, White Plains, New York, and Summit, New Jersey. For more information, please visit http://www.hkholdingco.com.

Investor Relations Contact:

ir@hkholdingco.com